SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Note 18. SUBSEQUENT EVENTS

On February 27, 2015, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers (the “Purchasers”) relating to the issuance and sale (the “Offering”) of (i) 12% Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of Three Million Dollars ($3,000,000), that are convertible into shares (the “Conversion Shares”) of our common stock, par value $0.001 per share (the “Common Stock”), and (ii) warrants (the “Warrants”) to acquire shares (the “Warrant Shares”) of our Common Stock pursuant to the terms of the Purchase Agreement. The purchase of the Notes is expected to occur in six (6) tranches (each, a “Tranche”, and, collectively, the “Tranches”), with the first Tranche of $750,000 closing simultaneously with the execution of the Purchase Agreement. Each additional Tranche is expected to be in the amount of $450,000 and, as long as we are not in default of the Notes, each Tranche is expected to close on every 30th day following the previous closing date; however, the closing of the third through sixth Tranches is subject to the mutual agreement of the parties.

We agreed to reimburse the Purchasers $15,000 for legal fees incurred in connection with the Offering to be paid at the closing of the first Tranche. Aegis Capital Corp. (the “Placement Agent” or “Aegis”) served as the placement agent in connection with this Offering and, in exchange for its services, earned an advisory fee equal to approximately $31,000. Aegis will receive additional compensation for each additional Tranche. Certain affiliates of Aegis are participants in the Offering; however, Aegis will not receive an advisory fee on any capital invested by affiliates of Aegis.

The Purchase Agreement contains customary representations, warranties, and covenants by, among, and for the benefit of the parties. The Purchasers were granted customary participation rights in future financings. The Purchase Agreement also limits our ability to engage in subsequent equity sales for a certain period of time.

The proceeds from the Offering are intended to be used for general corporate proceeds and cannot be used: (i) for the satisfaction of any portion of our debt (other than payment of trade payables in the ordinary course of our business and prior practices), (ii) for the redemption of our Common Stock or Common Stock equivalents, (iii) for the settlement of any outstanding litigation, or (iv) in violation of the Foreign Corrupt Practices Act or the Office of Foreign Assets Control.

The Offering is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act (in that the Notes, the Conversion Shares, the Warrants, and the Warrant Shares were sold by us in a transaction not involving any public offering) and pursuant to Rule 506 of Regulation D promulgated thereunder. The Notes, the Conversion Shares, the Warrants, and the Warrant Shares are restricted securities that have not been registered under the Act, and will not be registered under the Act, and may not be offered or sold absent registration or applicable exemption from the registration requirements.